                                                        EXHIBIT 24


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.





                                        By:  /s/  Dan R. Carmichael
                                             _____________________________
                                                Dan R. Carmichael

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/  Donald F. McKee
                                              _____________________________
                                                Donald F. McKee

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/  Stanley N. Pontius
                                             _____________________________
                                               Stanley N. Pontius

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/  Howard L. Sloneker III
                                            _____________________________
                                              Howard L. Sloneker III

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/  Terrence J. Baehr
                                            _____________________________
                                              Terrence J. Baehr

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/ Jack E. Brown
                                             _____________________________
                                              Jack E. Brown

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/ Catherine E. Dolan
                                             _____________________________
                                              Catherine E. Dolan

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By: /s/  Stephen S. Marcum
                                            _____________________________
                                              Stephen S. Marcum

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the offering and sale of its common shares pursuant to the Ohio Casualty Corporation 2002 Employee Stock Purchase Plan, hereby constitutes and appoints Dan R. Carmichael and Howard L. Sloneker III as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of July, 2002.



                                        By:  /s/  Edward T. Roeding
                                             _____________________________
                                              Edward T. Roeding